                                                                     Exhibit 1.2

                   [1,670,000] American Depositary Shares


                           SATYAM INFOWAY LIMITED


                         American Depositary Shares

        Each Representing One Equity Share, Par Value Rs.10 Per Share


                    INTERNATIONAL UNDERWRITING AGREEMENT
                    ------------------------------------
                              October __, 1999

MERRILL LYNCH INTERNATIONAL

Salomon Brothers International Limited

As International Representatives of the several

International Underwriters named in Schedule I hereto

 c/o Merrill Lynch & Co.

 North Tower

 World Financial Center

 New York, New York 10281-1209

Ladies/Gentlemen:

          Satyam Infoway Limited, a limited liability company formed under the laws of the Republic of India (the "Company"), proposes to issue and sell to Merrill Lynch (Singapore) Pte. Ltd. ("Merrill Lynch International"), Salomon Brothers International Limited and each of the other International Underwriters named in Schedule I hereto (collectively, the "International Underwriters"), for whom Merrill Lynch International and Salomon Brothers International Limited are acting as representatives (in such capacity, the "International Representatives"), an aggregate of [1,670,000] American Depositary Shares (the "Firm ADSs") each representing one equity share, par value Rs.10 per share (the "Equity Shares"), of the Company, subject to the terms and conditions set forth herein. The Company also proposes to issue and sell to the several International Underwriters not more than an additional [626,250] American Depositary Shares (the "Additional ADSs"), each representing one Equity Share, if requested by the International Underwriters as provided in Section 2 hereof. The Firm ADSs and the Additional ADSs are hereinafter referred to collectively as the "ADSs". The Firm ADSs ("Initial International Securities") and the Additional ADSs ("International Option Securities") are hereinafter called, collectively, the "International Securities". The offer of the International Securities by the International Underwriters is hereinafter called the "International Offering".


          Each ADS will be evidenced by an American Depositary Receipt (an "ADR") to be issued by Citibank, N.A., as depositary (the "Depositary"), pursuant to a Deposit Agreement dated as of October __, 1999 (the "Deposit Agreement") by and among the Company, the Depositary and the holders and beneficial holders from time to time of the ADSs.

          It is understood that the Company is concurrently entering into an agreement dated the date hereof (the "U.S. Purchase Agreement") providing for the offering by the Company of an aggregate of 2,505,000 American Depositary Shares (the "Initial International Securities") through arrangements with certain underwriters in the United States and Canada (the "U.S. Underwriters") and the grant by the Company to the International Underwriters, acting severally and not jointly, of an option to purchase all of any part of the International Underwriters' pro rata portion of up to ___________ additional American Depositary Shares to cover allotments, if any, and for other transactions (the "International Option Securities"). The Initial International Securities and the International Option Securities are hereinafter called the "International Securities."

          The International Underwriters and the U.S. Underwriters are hereinafter collectively called the "Underwriters", the Initial International Securities and the Initial International Securities are hereinafter collectively called the "Initial Securities", and the International Securities and the International Securities are hereinafter called the "Securities". The U.S. Offering and the International Offering are collectively called the "Offerings". This Agreement (the "International Purchase Agreement") and the U.S. Purchase Agreement are hereinafter collectively called the "Purchase Agreements". All references to "US dollars" or "$" herein are to United States dollars.

          The Underwriters will concurrently enter into an Agreement Among Syndicates of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch International & Co.

I. REGISTRATION STATEMENT AND PROSPECTUS. THE COMPANY HAS PREPARED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") IN ACCORDANCE WITH THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS OF THE COMMISSION THEREUNDER (COLLECTIVELY, THE "ACT"), A REGISTRATION STATEMENT ON FORM F-1 (FILE NO. 333-10852), INCLUDING A PROSPECTUS, RELATING TO THE INTERNATIONAL SECURITIES. SUCH REGISTRATION STATEMENT ALSO RELATES TO A PORTION OF THE INTERNATIONAL SECURITIES WHICH ARE BEING REGISTERED SOLELY FOR THE PURPOSE OF THEIR RE-SALE IN THE UNITED STATES IN SUCH TRANSACTIONS AS REQUIRE REGISTRATION UNDER THE 1933 ACT. THE REGISTRATION STATEMENT, AS AMENDED AT THE TIME IT BECAME EFFECTIVE, INCLUDING THE INFORMATION (IF ANY) DEEMED TO BE PART OF THE REGISTRATION STATEMENT AT THE TIME OF EFFECTIVENESS PURSUANT TO RULE 430A UNDER THE ACT, IS HEREINAFTER REFERRED TO AS THE "REGISTRATION STATEMENT". TWO FORMS OF PROSPECTUSES ARE TO BE USED IN CONNECTION WITH THE OFFERING AND SALE OF THE SECURITIES: ONE RELATING TO THE INTERNATIONAL SECURITIES (THE "INTERNATIONAL PROSPECTUS") AND ONE RELATING TO THE U.S. SECURITIES (THE "U.S. PROSPECTUS"). THE INTERNATIONAL PROSPECTUS MAY ALSO BE USED IN CONNECTION WITH RE-SALES OF THE INTERNATIONAL SECURITIES IN THE UNITED STATES TO THE EXTENT THAT ANY SUCH TRANSACTIONS WOULD NOT OTHERWISE BE EXEMPT FROM REGISTRATION UNDER THE 1933 ACT. THE INTERNATIONAL PROSPECTUS IS IDENTICAL TO THE U.S. PROSPECTUS, EXCEPT FOR THE FRONT COVER AND BACK COVER PAGES AND THE INFORMATION UNDER THE CAPTION "UNDERWRITING". THE INTERNATIONAL PROSPECTUS AND THE U.S. PROSPECTUS ARE REFERRED TO COLLECTIVELY AS THE "PROSPECTUSES". IF THE COMPANY HAS FILED OR IS REQUIRED PURSUANT TO THE TERMS HEREOF TO FILE A REGISTRATION STATEMENT PURSUANT TO RULE 462(B) UNDER THE ACT (A "RULE 462(B) REGISTRATION STATEMENT"), THEN, UNLESS OTHERWISE SPECIFIED, ANY REFERENCE HEREIN TO THE TERM "REGISTRATION STATEMENT" SHALL BE DEEMED TO INCLUDE SUCH RULE 462(B) REGISTRATION STATEMENT. THE COMPANY AND THE DEPOSITARY HAVE ALSO PREPARED AND FILED WITH THE COMMISSION, IN ACCORDANCE WITH THE PROVISIONS OF THE ACT, A REGISTRATION STATEMENT ON FORM F-6 (FILE NO. 333-_______) RELATING TO THE INTERNATIONAL SECURITIES. SUCH REGISTRATION STATEMENT, AS AMENDED AT THE TIME IT BECOMES EFFECTIVE, IS HEREINAFTER REFERRED TO AS THE "ADS REGISTRATION STATEMENT".

II. AGREEMENTS TO SELL AND PURCHASE AND LOCK-UP AGREEMENTS; ADDITIONAL EXPENSES. ON THE BASIS OF THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THIS AGREEMENT, AND SUBJECT TO ITS TERMS AND CONDITIONS, THE COMPANY AGREES TO ISSUE AND SELL, AND EACH UNDERWRITER AGREES, SEVERALLY AND NOT JOINTLY, TO PURCHASE FROM THE COMPANY AT A PRICE PER ADS OF $______ (THE "PURCHASE PRICE") THE NUMBER OF INITIAL INTERNATIONAL SECURITIES SET FORTH OPPOSITE THE NAME OF SUCH UNDERWRITER IN SCHEDULE I HERETO.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the International Option Securities and the International Underwriters shall have the right to purchase, severally and not jointly, up to [626,500] International Option Securities from the Company at the Purchase Price. International Option Securities may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Initial International Securities. The International Underwriters may exercise their right to purchase International Option Securities in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the International Underwriters and such notice shall specify the aggregate number of International Option Securities to be purchased pursuant to such exercise and the date for payment and delivery thereof, which date shall be a business day
(i) no earlier than two business days after such notice has been given (and, in any event, no earlier than the Closing Date (as hereinafter defined)) and (ii) no later than ten business days after such notice has been given. If any International Option Securities are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of International Option Securities (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of International Option Securities to be purchased from the Company as the number of Initial International Securities set forth opposite the name of such Underwriter in Schedule I bears to the total number of Initial International Securities.

          The Company hereby agrees not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, disposes of or transfer any Equity Shares, ADSs, or any securities convertible into or exercisable or exchangeable for Equity Shares, ADSs or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, economic consequences of ownership of the Equity Shares, ADSs (regardless of whether any of the transactions described in clause (i) or (ii) is to be settled by the delivery of Equity Shares, ADSs or such other securities, in cash or otherwise), whether any such swap or transaction is to be settled by delivery of Equity Shares, ADSs or other securities, in cash or otherwise, except to the International Underwriters pursuant to this Agreement and pursuant to the Deposit Agreement, for a period of 180 days after the date of the International Prospectus without the prior written consent of Merrill Lynch International. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plan and (ii) the Company may issue Equity Shares upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof. The Company also agrees not to file any registration statement with respect to any Equity Shares, ADSs or any securities convertible into or exercisable or exchangeable for Equity Shares, ADSs for a period of 180 days after the date of the International Prospectus without the prior written consent of Merrill Lynch International. The Company shall, prior to or concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company and (ii) each stockholder listed on Annex I hereto to the effect that such person will not, during the period commencing on the date such person signs such agreement and ending 180 days after the date of the International Prospectus, without the prior written consent of Merrill Lynch International, (A) engage in any of the transactions described in the first sentence of this paragraph or (B) make any demand for, or exercise any right with respect to, the registration of any Equity Shares, ADSs or any securities convertible into or exercisable or exchangeable for Equity Shares or ADSs.

          Notwithstanding any other provision of this Agreement, you hereby agree (i) to assume and to pay all obligations of (a) Brobeck, Phleger & Harrison LLP, United States counsel for the International Underwriters, and (b) Nishith Desai Associates, Indian counsel to the International Underwriters, in the case of (a) and (b) for reasonable fees and expenses and (ii) to reimburse Donaldson, Lufkin & Jenrette Securities Corporation for out of pocket expenses (not to exceed $65,000), in the case of (i) and (ii), incurred in connection with the transactions contemplated by this Agreement.

III. TERMS OF PUBLIC OFFERING. THE COMPANY IS ADVISED BY YOU THAT THE INTERNATIONAL UNDERWRITERS PROPOSE (I) TO MAKE A PUBLIC OFFERING OF THEIR RESPECTIVE PORTIONS OF THE INTERNATIONAL SECURITIES AS SOON AFTER THE EXECUTION AND DELIVERY OF THIS AGREEMENT AS IN YOUR JUDGMENT IS ADVISABLE AND (II) INITIALLY TO OFFER THE INTERNATIONAL SECURITIES UPON THE TERMS SET FORTH IN THE INTERNATIONAL PROSPECTUS.

IV. DELIVERY OF ADRS EVIDENCING THE ADSS. THE COMPANY SHALL DELIVER, OR CAUSE TO BE DELIVERED, TO THE REPRESENTATIVES FOR THE ACCOUNTS OF THE SEVERAL INTERNATIONAL UNDERWRITERS ADRS EVIDENCING THE INITIAL INTERNATIONAL SECURITIES AT THE CLOSING DATE (AS DEFINED BELOW), AGAINST THE RELEASE OF A WIRE TRANSFER OF FEDERAL OR OTHER IMMEDIATELY AVAILABLE FUNDS IN NEW YORK CITY. THE COMPANY SHALL DELIVER, OR CAUSE TO BE DELIVERED, TO THE REPRESENTATIVES FOR THE ACCOUNTS OF THE SEVERAL INTERNATIONAL UNDERWRITERS, ADRS EVIDENCING THE INTERNATIONAL OPTION SECURITIES THE INTERNATIONAL UNDERWRITERS HAVE AGREED TO PURCHASE AT THE CLOSING DATE OR THE OPTION CLOSING DATE (AS DEFINED BELOW), AS THE CASE MAY BE, AGAINST THE RELEASE OF A WIRE TRANSFER OF FEDERAL OR OTHER IMMEDIATELY AVAILABLE FUNDS IN NEW YORK CITY. THE ADRS SHALL BE IN DEFINITIVE FORM AND REGISTERED IN SUCH NAMES AND DENOMINATIONS AS MERRILL LYNCH INTERNATIONAL SHALL REQUEST NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE CLOSING DATE OR THE APPLICABLE OPTION CLOSING DATE (AS DEFINED BELOW), AS THE CASE MAY BE. THE ADRS SHALL BE MADE AVAILABLE FOR INSPECTION NOT LATER THAN 9:30 A.M., NEW YORK CITY TIME, ON THE BUSINESS DAY PRIOR TO THE CLOSING DATE OR THE APPLICABLE OPTION CLOSING DATE, AS THE CASE MAY BE, AT A LOCATION IN NEW YORK CITY AS THE REPRESENTATIVES MAY DESIGNATE. IF THE INTERNATIONAL UNDERWRITERS SO ELECT, DELIVERY OF THE ADRS EVIDENCING THE INTERNATIONAL SECURITIES MAY BE MADE BY CREDIT THROUGH FULL FAST TRANSFER TO THE ACCOUNTS AT THE DEPOSITARY TRUST COMPANY DESIGNATED BY THE INTERNATIONAL UNDERWRITERS. THE TIME AND DATE OF DELIVERY AND PAYMENT FOR THE INITIAL INTERNATIONAL SECURITIES SHALL BE 9:00 A.M., NEW YORK CITY TIME, ON OCTOBER __, 1999 OR SUCH OTHER TIME ON THE SAME OR SUCH OTHER DATE AS MERRILL LYNCH INTERNATIONAL AND THE COMPANY SHALL AGREE IN WRITING. THE TIME AND DATE OF DELIVERY FOR THE INITIAL INTERNATIONAL SECURITIES ARE REFERRED TO HEREIN AS THE "CLOSING DATE". THE TIME AND DATE OF DELIVERY AND PAYMENT FOR ANY INTERNATIONAL OPTION SECURITIES TO BE PURCHASED BY THE INTERNATIONAL UNDERWRITERS SHALL BE 9:00 A.M., NEW YORK CITY TIME, ON THE DATE SPECIFIED IN THE APPLICABLE EXERCISE NOTICE GIVEN BY YOU PURSUANT TO SECTION 2 OR SUCH OTHER TIME ON THE SAME OR SUCH OTHER DATE AS MERRILL LYNCH INTERNATIONAL AND THE COMPANY SHALL AGREE IN WRITING. THE TIME AND DATE OF DELIVERY FOR ANY INTERNATIONAL OPTION SECURITIES ARE REFERRED TO HEREIN AS AN "OPTION CLOSING DATE".

          The documents to be delivered on the Closing Date or any Option Closing Date on behalf of the parties hereto pursuant to Section 8 of this Agreement shall be delivered at the offices of Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th Floor, New York, New York

10019, and the ADRs shall be delivered at the designated location, all on the Closing Date or such Option Closing Date, as the case may be.

V.  AGREEMENTS OF THE COMPANY.  THE COMPANY AGREES WITH YOU:

    A. To advise you promptly and, if requested by you, to confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement, the ADS Registration Statement or amendments or supplements to the International Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or of the suspension of qualification of the International Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, (iii) when any amendment to the Registration Statement or ADS Registration Statement becomes effective, (iv) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective and (v) of the happening of any event during the period referred to in Section 5(d) below which makes any statement of a material fact made in the Registration Statement, the ADS Registration Statement or the International Prospectus untrue or which requires any additions to or changes in the Registration Statement, the ADS Registration Statement or the International Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement, the Company will use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

    B. To furnish to you four signed copies of the Registration Statement and the ADS Registration Statement as first filed with the Commission and of each amendment thereto, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement and the ADS Registration Statement as so filed and of each amendment thereto, without exhibits, and the International Prospectus as amended or supplemented, as you may reasonably request.

    C. To prepare the International Prospectus, the form and substance of which shall be reasonably satisfactory to you, and to file the International Prospectus in such form with the Commission within the applicable period specified in Rule 424(b) under the Act; during the period specified in Section 5(d) below, not to file any further amendment to the Registration Statement or the ADS Registration Statement and not to make any amendment or supplement to the International Prospectus of which you shall not previously have been advised or to which you shall reasonably object after being so advised; and, during such period, to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement, ADS Registration Statement or amendment or supplement to the International Prospectus which may be necessary or advisable in connection with the distribution of the International Securities by you, and to use its reasonable best efforts to cause any such amendment to the Registration Statement or the ADS Registration Statement to become promptly effective.

    D. Prior to 10:00 A.M., New York City time, on the first business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for the International Underwriters an International Prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish in New York City to each Underwriter and any dealer as many copies of the International Prospectus (and of any amendment or supplement to the International Prospectus) as such Underwriter or dealer may reasonably request.

    E. If during the period specified in Section 5(d), any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the International Underwriters, it becomes necessary to amend or supplement the International Prospectus in order to make the statements therein, in the light of the circumstances when the International Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the International Underwriters, it is necessary to amend or supplement the International Prospectus to comply with applicable law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the International Prospectus so that the statements in the International Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the International Prospectus will comply with applicable law, and to furnish to each Underwriter and to any dealer as many copies thereof as such Underwriter or dealer may reasonably request.

    F. Prior to any public offering of the International Securities, to cooperate with you and counsel for the International Underwriters in connection with the registration or qualification of the International Securities for offer and sale by the several International Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such registration or qualification in effect so long as required for distribution of the International Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the International Prospectus, the Registration Statement, the ADS Registration Statement any preliminary International Prospectus or the offering or sale of the International Securities, in any jurisdiction in which it is not now so subject.

    G. To mail and make generally available to its stockholders as soon as practicable an earnings statement covering the twelve-month period ending __________, 2000 that shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

    H. During the period of three years after the date of this Agreement, to furnish to you as soon as available copies of all reports or other communications furnished to the record holders of International Securities or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company as you may reasonably request.

    I. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the International Securities and ADRs under the Act and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), the ADS Registration Statement, any preliminary International Prospectus, the International Prospectus and all amendments and supplements to any of the foregoing, including the mailing and delivering of copies thereof to the International Underwriters and dealers in the quantities specified herein,
    (ii) all costs and expenses related to the transfer and delivery of the International Securities and ADRs to the International Underwriters, including any transfer or other taxes payable thereon, (iii) all costs of printing this Agreement and any other agreements or documents in connection with the offering, purchase, sale or delivery of the International Securities and ADRs, (iv) all expenses in connection with the registration or qualification of the International Securities for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any Preliminary and Supplemental Blue Sky Memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the International Underwriters in connection with such registration or qualification and memoranda relating thereto), (v) the filing fees and disbursements of counsel for the International Underwriters in connection with the review and clearance of the offering of the International Securities by the National Association of Securities Dealers, Inc. (the "NASD"), (vi) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the International Securities and all costs and expenses incident to the listing of the International Securities on the Nasdaq National Market, (vii) the cost of printing the ADRs, (viii) the costs and charges of any transfer agent, registrar and/or depositary, including the Depositary, (ix) all fees associated with review and approval of this offering by Indian federal, local and state authorities and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

    J. To use its reasonable best efforts to list for quotation the International Securities on the Nasdaq National Market and to maintain the listing of the International Securities on the Nasdaq National Market for a period of three years after the date of this Agreement.

    K. To use its reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the ADRs evidencing the International Securities.

    L. If the Registration Statement at the time of the effectiveness of this Agreement does not cover all of the International Securities, to file a Rule 462(b) Registration Statement with the Commission registering the International Securities not so covered in compliance with Rule 462(b) by 10:00 P.M., New York City time, on the date of this Agreement and to pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

VI. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. AS OF THE DATE HEREOF, THE COMPANY REPRESENTS AND WARRANTS TO EACH UNDERWRITER THAT:

    A. The Registration Statement and the ADS Registration Statement have become effective (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement); any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement or ADS Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company's knowledge, threatened by the Commission.

    B. (i) The Registration Statement and ADS Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement), when it became effective, did not contain and, as amended, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and ADS Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) and the International Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the rules and regulations of the Ministry of Finance of India (the "MOF"), the Reserve Bank of India (the "RBI"), the Department of Company Affairs of India (the "DCA"), the "Company Law Board (the "CLB") and the Securities and Exchange Board of India (the "SEBI"), as applicable (iii) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto, when they become effective (A) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) will comply in all material respects with the Act and the rules and regulations of the MOF, the RBI, the DCA, the CLB and the SEBI and (iv) the International Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, ADS Registration Statement, Rule 462(b) Registration Statement, if any, or the International Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein.

    C. Each preliminary International Prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in any preliminary International Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein.

    D. The Company has been duly organized, is validly existing in good standing under the laws of its jurisdiction of organization and has the power and authority to carry on its business as described in the International Prospectus, to own, lease and operate its properties and to enter into this Agreement and the Deposit Agreement, and is duly qualified and is in good standing in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, prospects, financial condition or results of operations of the Company (a "Material Adverse Effect").

    E. There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company, except as otherwise disclosed in the Registration Statement or which could not reasonably be expected to have a Material Adverse Effect.

    F. All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights, except as otherwise disclosed in the Registration Statement or which could not reasonably be expected to have a Material Adverse Effect on the Company. The Equity Shares to be issued in connection with the offering and the sale of the International Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will not be subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. The Equity Shares may be freely deposited with the Depositary against issuance of ADRs evidencing the International Securities, though there are restrictions on the future deposit of Equity Shares which are fully and accurately described in the International Prospectus. The International Securities are freely transferable by the Company to the International Underwriters in the manner contemplated in this Agreement. Upon receipt of the underlying Equity Shares with the custodian named in the Deposit Agreement pursuant to the Deposit Agreement in accordance with the terms thereof, all right, title and interest in such Equity Shares, free and clear of any security interest, mortgage, pledge, claim, lien or other encumbrance (each, a "Lien") will be transferred to the Depositary on behalf of the International Underwriters. Upon issuance by the Depositary of the ADRs evidencing the International Securities against deposit of the underlying Equity Shares in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified in the ADRs and the Deposit Agreement. There are no restrictions on the transfer of such Equity Shares or the International Securities, except as described in the International Prospectus.

    G. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

    H. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the International Prospectus.

    I. The Company is not in violation of its respective certificate of its Articles or Memorandum of Association or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, note, contract, franchise, mortgage, lease or other agreement or instrument that is material to the Company to which the Company is a party or by which the Company or its respective property is bound.

    J. The execution, delivery and performance of this Agreement and the Deposit Agreement by the Company, the compliance by the Company with all the provisions hereof and thereby and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have been obtained or made by the Company and are in full force and effect under the Act, under applicable state securities or blue sky laws and from the NASD and any applicable Indian governmental or regulatory authority or agency, including, without limitation, the required approvals of the MOF, RBI, CLB, DCA and SEBI), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Articles or Memorandum of Association of the Company or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company to which the Company is a party or by which the Company or its respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, or its respective property (including any laws limiting foreign ownership of the Company) or (iv) result in the suspension, termination or revocation of any Authorization (as defined below) of the Company or any other impairment of the rights of the holder of any such Authorization.

    K. There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company is or could be a party or to which any of its respective property is or could be subject; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the International Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required. No material labor dispute with the employees of the Company or any of its subsidiaries exists or is threatened.

    L. The Company has not violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

    M. Except as disclosed in the International Prospectus, the Company has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice could not reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect. Except as disclosed in the International Prospectus, each such Authorization is valid and in full force and effect and the Company is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction could not reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect.

    N. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which could reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect.

    O. This Agreement and the Deposit Agreement have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company.

    P. KPMG Peat Marwick, India are independent public accountants with respect to the Company and its subsidiaries as required by the Act.

    Q. The consolidated financial statements included in the Registration Statement and the International Prospectus (and any amendment or supplement thereto), together with related schedules and notes, present fairly the consolidated financial position, results of operations and changes in financial position of the Company on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the supporting schedules, if any, included in the Registration Statement present fairly in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data set forth in the Registration Statement and the International Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

    R. The Company is not and, after giving effect to the offering and sale of the International Securities and the application of the proceeds thereof as described in the International Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

    S. Except for the [list the agreements], there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the International Securities registered pursuant to the Registration Statement.

    T. Since the respective dates as of which information is given in the International Prospectus other than as set forth in the International Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company and (iii) the Company has not incurred any material liability or obligation, direct or contingent.

    U. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

    V. The form of certificate for the Equity Shares conforms to the requirements of Indian law, the Articles or Memorandum of Association of the Company and the description thereof contained in the International Prospectus, and the International Securities and the ADRs conform to the requirements of the Deposit Agreement and the Nasdaq National Market.

    W. Except as disclosed in the International Prospectus, stamp duty is payable in India in connection with the issuance of the Equity Shares in the name of the Depositary; however, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable in India or any political subdivision or taxing authority thereof or therein in connection with: (i) the initial deposit with the Depositary of the Equity Shares by the Company against the issuance of the ADRs evidencing International Securities; (ii) the sale and delivery of the International Securities to or for the respective accounts of the International Underwriters; (iii) the sale and delivery outside of India by the International Underwriters of the International Securities or the ADRs to the initial purchasers thereof; or (iv) except as set forth in the International Prospectus, the consummation of any other transaction contemplated by this Agreement or the Deposit Agreement in connection with the sale and delivery of the International Securities or the issuance of the ADRs.

    X. Except as disclosed in the International Prospectus, under applicable laws and regulations, no taxes, levies, imposts or charges are required to be deducted or withheld from any payment by the Company of a dividend in respect of the Equity Shares (including, without limitation, those represented by International Securities) to persons not resident in India.

    Y. It is not necessary in order to enable any party to enforce any of its rights under this Agreement or to enable any owner of International Securities to enforce any of its rights that all or any of such parties or owners of International Securities be licensed, qualified or entitled to do business in India. None of the International Underwriters will be deemed to be resident, domiciled, carrying on business or subject to taxation in India by reason of the ownership of the International Securities or the entry into, performance and/or enforcement of this Agreement and the transactions contemplated hereby.

    Z. The Company is subject to the civil and commercial laws of India with respect to its obligations under this Agreement, the Deposit Agreement and the International Securities. The execution and delivery by the Company and the performance by the Company of its obligations hereunder and thereunder constitute private and commercial acts rather than governmental or public acts, and neither the Company nor any of its properties enjoys any right of immunity in any jurisdiction in India from suit, judgment, execution on a judgment or attachment (whether before judgment or in aid of execution) in respect of such obligations.

    AA. The Company has full power, authority and legal right to enter into and perform its obligations set forth in Section 7 of this Agreement and none of the provisions of such Section 7 contravene current Indian law.

     BB. Each certificate signed by any officer of the Company and delivered to the International Underwriters or counsel for the International Underwriters shall be deemed to be a representation and warranty by the Company to the International Underwriters as to the matters covered thereby.

VII. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter and their affiliates within the meaning of Section 15 of the Act or
     Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") as follows:

          1. against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the ADS Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary International Prospectus or the International Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          2. against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

          3. against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch International) incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

     provided, however, that this indemnity agreement shall not apply to any
     --------  -------
     loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch International expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the International Prospectus (or any amendment or supplement thereto).

     B. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and the ADS Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
     Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement and the ADS Registration Statement (or any amendment thereto) or any preliminary prospectus or the International Prospectus ( or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch International expressly for use in the Registration Statement and the ADS Registration Statement (or any amendment thereto) or such preliminary prospectus or the International Prospectus (or any amendment or supplement thereto).

     C. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to
     Section 7(a) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     D. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior the date of such settlement.

     E. If the indemnification provided for in this Section is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the International Underwriters on the other hand from this offering pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the International Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the International Underwriters on the other hand in connection with the offering of the Equity Shares, International Securities and ADRs pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Equity Shares, International Securities and ADRs pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the International Underwriters, in each case as set forth on the cover of the International Prospectus, bear to the aggregate initial public offering price of the ADRs as set forth on such cover.

     The relative fault of the Company on the one hand and the International Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the International Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omission.

     The Company and the International Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADRs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company and such persons' affiliate, each officer of the Company who signed the Registration Statement and the ADS Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The International Underwriters' respective obligations to contribute pursuant tot his Section 7 are several in proportion to the number of Firm Shares to be purchased set forth opposite their respective names in Schedule I hereto and not joint.

VIII. CONDITIONS OF INTERNATIONAL UNDERWRITERS' OBLIGATIONS. THE SEVERAL OBLIGATIONS OF THE INTERNATIONAL UNDERWRITERS TO PURCHASE THE INITIAL INTERNATIONAL SECURITIES UNDER THIS AGREEMENT ARE SUBJECT TO THE SATISFACTION OF EACH OF THE FOLLOWING CONDITIONS:

     A. All the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date.

     B. If the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or, to the Company's knowledge, contemplated by the Commission.

     C. You shall have received on the Closing Date a certificate dated the Closing Date, signed by R. Ramaraj and T.R. Santhanakrishnan, in their capacities as the Chief Executive Officer and Chief Financial Officer of the Company, confirming the matters set forth in Sections 6(t), 8(a) and 8(b) and that the Company has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Company on or prior to the Closing Date.

     D. Since the respective dates as of which information is given in the International Prospectus other than as set forth in the International Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company and (iii) the Company shall not have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 8(d)(i), 8(d)(ii) or 8(d)(iii), in your judgment, is material and adverse and, in your reasonable judgment, makes it impracticable to market the International Securities on the terms and in the manner contemplated in the International Prospectus.

     E. You shall have received on the Closing Date an opinion (satisfactory to you and United States counsel for the Underwriters), dated the Closing Date, of M.G. Ramachandran, Indian counsel for the Company, and Nishith Desai Associates, Indian counsel to the Underwriters, to the effect that:

          1. The Company has been duly incorporated and is validly existing and in good standing as a company under the laws of India and has all corporate power and authority necessary to conduct its businesses and to own, lease and operate its properties as described or contemplated in the International Prospectus. The Company has no subsidiaries.

          2. The Company has an equity and issued capitalization as set forth in the International Prospectus and such capitalization complies with Indian law. The summary of the charter documents and Indian law set forth in the International Prospectus is accurate and complete in all material respects. The authorized share capital of the Company (including the Equity Shares, ADSs and the ADRs) conforms to the description thereof under the headings "Description of Equity Shares" and "Description of American Depository Shares" in the International Prospectus.

          3. The shares of capital stock of the Company outstanding prior to the issuance of the Equity Shares represented by the International Securities have been duly and validly authorized, are validly issued and outstanding, are fully paid and nonassessable, conform to the description thereof contained in the International Prospectus and, to the best of such counsel's knowledge after due inquiry, have been issued in compliance with the registration and qualification requirements of Indian securities laws. The Equity Shares represented by the International Securities and deposited pursuant to the Deposit Agreement in accordance with this Agreement (the "Deposited Shares") have been duly and validly authorized by the Company, and when such Equity Shares are issued and delivered upon payment in accordance with the terms of this Agreement, such Equity Shares will be duly and validly issued and outstanding, fully paid, and nonassessable, rank pari passu with the other Equity Shares outstanding, except as specifically indicated to the contrary in the International Prospectus, and will not be subject to any lien, encumbrance, preemptive right, equity, call right or other claim, and there are no restrictions on the voting or transfer of the Deposited Shares, the International Securities or the ADRs, except as described in the International Prospectus. The Deposited Shares, when deposited pursuant to the Deposit Agreement in accordance with the Underwriting Agreement, will continue to be validly issued and outstanding and fully paid and nonassessable and will entitle the holders thereof to the rights specified in the International Securities, the ADRs and the Deposit Agreement. The form of certificate for the Equity Shares conforms to the requirements of Indian law and the charter documents of the Company, and the International Securities and the ADRs conform to the requirements of the Deposit Agreement.

          4. There are neither any preemptive nor other similar rights to subscribe for or to purchase any of the Deposited Shares or the International Securities, or except for rights that have been validly waived, nor any restrictions on the voting or transfer of any of the Equity Shares, in either case, pursuant to the charter documents of the Company or any agreement known to us to which the Company is a party, and the deposit of such Equity Shares pursuant to the Deposit Agreement will not give rise to any such preemptive or other similar rights or restrictions.

          5. The Company has full power and authority to enter into and perform its obligations under this Agreement and the Deposit Agreement (together, the "Principal Agreements"). The Principal Agreements have been duly authorized, executed and delivered by the Company and, assuming they are valid and binding agreements under the laws of the State of New York by which they are expressed to be governed, and under the U.S. federal securities laws, the Principal Agreements constitute valid and binding agreements of the Company, enforceable in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, save that the said Principal Agreements will only be admissible in evidence in India for the purposes of enforcement if they are duly stamped in accordance with the Indian Stamp Act, 1899 and the Tamil Nadu Stamp Act, 1957 within three months from the date of their first receipt in India with the proper stamp duty chargeable thereon. The Deposit Agreement, the International Securities and the ADRs conform to the description thereof in the International Prospectus. The Deposit Agreement is in proper legal form for enforcement against the Company in India, subject to the aforesaid qualification regarding payment of stamp duties. The International Securities and the ADRs are in proper legal form for enforcement against the Company in India. The Depositary and any holder or owner of International Securities or ADRs issued under the Deposit Agreements are each entitled to sue as plaintiff in the Indian courts for the enforcement of their respective rights against the Company and such access will not be subject to any conditions which are not applicable to Indian persons.

          6. The execution, delivery and performance by the Company of the Principal Agreements and the consummation of the transactions contemplated thereby (including the issuance of the Equity Shares to be represented by the International Securities, the deposit of such Equity Shares pursuant to the Deposit Agreement, the issuance and sale of the International Securities) will not (A) conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of, result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (B) result in a violation of the charter documents of the Company or of any Indian law or of any order, rule or regulation of any Indian court or governmental body or agency having jurisdiction over the Company, or its properties or assets or (C) result in the suspension, termination or revocation of any authorizations, permits or licenses held by the Company or any other impairment of the rights of the Company with respect to any such authorization, permit or license.

          7. No consent, approval, authorization or order of, or filing, registration or qualification with, any Indian court or governmental agency or body is required for the execution, delivery and performance of the Principal Agreements, the issuance or sale of the Deposited Shares or the International Securities, and the consummation of the transactions contemplated by the Principal Agreements, except such consents, approvals, authorizations, orders, filings, registrations or qualifications listed in Schedule I hereto (all of which have been obtained or made and continue to be in full force and effect).

          8. Each of the Registration Statement, the ADS Registration Statement, the Rule 462(b) Registration Statement, if any, and the International Prospectus has been duly approved by the Board of Directors of the Company, and each of the Registration Statement, the ADS Registration Statement and the Rule 462(b) Registration Statement, if any, has been duly executed by the officers and directors of the Company set forth on the signature pages thereto.

          9. The execution and delivery by the respective parties to the Principal Agreements and the performance by such parties of the obligations thereunder and the consummation of the transactions contemplated by such agreements will not result in a breach or violation of any of the terms and provisions of any applicable Indian law or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental agency or body in India or any Indian court, stock exchange or self-regulatory organization in India having jurisdiction over such parties or any of their properties.

          10. Except as described in the International Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the International Underwriters to India or to any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of the Equity Shares against the issuance of International Securities or ADRs,
(B) the purchase of the International Securities by the International Underwriters, (C) the sale and delivery by the International Underwriters of the International Securities or ADRs to the initial purchasers thereof, or (D) the consummation of any other transactions contemplated in the Principal Agreements in connection with the issuance and sale of the International Securities.

          11. The indemnification provisions set forth in Section 7 of the Underwriting Agreement do not contravene Indian law or public policy.

          12. Except as described in the International Prospectus, all dividends and other distributions declared and payable on the Deposited Shares may under current Indian laws and regulations be paid to the custodian of the Depositary in Indian rupees that may be converted into foreign currency and freely transferred out of India; all such dividends and other distributions made to holders of Equity Shares or International Securities who are non-residents of India will not be subject to Indian income, withholding or other taxes under Indian laws and regulations and are otherwise free and clear of any other tax duty, withholding or deduction, without the necessity of obtaining any Indian governmental authorization in India.

          13. The Indian courts will observe and give effect to the choice of the law of the State of New York as the governing law of the Principal Agreements.

          14. The Company has the power to submit, and has taken all necessary action to submit, to the jurisdiction of any Specified Court (as defined in this Agreement) and to appoint CT Corporation System as its agent for service of process. The waiver by the Company of any objection to venue of a proceeding in any Specified Court is valid and legally binding. Service of process effected in the manner set forth in the Underwriting Agreement, assuming it is valid under New York law, will be effective, subject to the Indian procedural laws governing service of process, to confer valid personal jurisdiction over the Company. The Company and the holders of Equity Shares, International Securities or ADRs can sue and be sued in their own names under the laws of India. The irrevocable submission by the Company to the jurisdiction of any Specified Court constitutes a valid and legally binding obligation of the Company so long as such submission to jurisdiction is not contrary to Indian public policy, and such counsel has no reason to believe that such submission to jurisdiction is contrary to Indian public policy. Any judgment obtained in a Specified Court arising out of or in relation to the obligations of the Company under the Principal Agreements, as the case may be, or the transactions contemplated thereby will be recognized and enforced by Indian courts subject to what is provided under the caption "Enforcement of Civil Liabilities" in the International Prospectus.

          15. The Principal Agreements are in proper legal form for enforcement against the Company in India, and any Underwriter in respect of the Underwriting Agreement and each of the Depositary and any holder of International Securities in respect of the Deposit Agreements is entitled to sue as plaintiff in the Indian courts for the enforcement of their respective rights against the Company, and such access will not be subject to any conditions which are not applicable to Indian persons.

          16. The Company is subject to the civil and commercial laws of India with respect to its obligations under the Principal Agreements, the International Securities and the ADRs. The execution and delivery by the Company and the performance by the Company of its obligations thereunder constitute private and commercial acts rather than governmental or public acts, and neither the Company, any subsidiary of the Company nor any of their respective properties enjoys any right of immunity in any jurisdiction in India from suit, judgment, execution on a judgment or attachment (whether before judgment or in aid of execution) in respect of such obligations.

          17. To the best of such counsel's knowledge after due inquiry, there are no litigation or governmental proceedings pending or threatened to which the Company is or could be a party or to which any of its respective property is or could be subject that are required to be described in the Registration Statement or the International Prospectus and are not so described, or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the International Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

          18. To the best of such counsel's knowledge after due inquiry, the Company and its subsidiaries have all material licenses, permits, certificates, franchises and other approvals or authorizations from all regulatory officials and bodies that are necessary to the conduct of their businesses and to the ownership or lease of their properties as described or contemplated in the International Prospectus.

          19. To the best of such counsel's knowledge after due inquiry, the Company has complied in all material respects with its charter documents and, except as described in the International Prospectus, with each of its documents of title to its properties, mortgages, deeds of trust, and loan agreements and there exists no default under any such documents of title, mortgages, deeds of trust or loan agreements which has not been waived nor has the Company nor any such subsidiary received any notice of default with respect thereto.

          20. The statements (A) in the International Prospectus under the captions "Enforcement of Civil Liabilities," "Risk Factors--Risks Related to Investments in Indian Companies," "Risk Factors--Risks Related to the ADSs and Our Trading Market," "Dividend Policy," "Management's Discussion and Analysis and Results of Operations--Liquidity and Capital Resources," "Management's Discussion and Analysis and Results of Operations--Income Tax Matters," "Business--Facilities," "Business-- Intellectual Property," "Business-- Government Regulations," "Business--Legal Proceedings," "Management," "Certain Transactions," "Description of Equity Shares," "Restrictions on Foreign Ownership of Indian Securities," "Government of India Approvals" and "Taxation-- Indian Taxation," and (B) in Item 14 and Item 15 of the Registration
Statement, insofar as such statements constitute a summary of legal documents or matters of Indian law or regulations or legal conclusions with respect thereto, are complete and accurate and are confirmed in all material respects.

          21. To the best of such counsel's knowledge after due inquiry, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or the ADS Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

          22. It is not necessary (a) in order to enable the International Underwriters or any of them to exercise or enforce any of their rights under the Underwriting Agreement; (b) to enable the Depositary or the holders or owners of International Securities to exercise or enforce any of its rights under the Deposit Agreement and (c) by reason of the entry into and/or performance of the Underwriting Agreement or the Deposit Agreement that any or all of the International Underwriters or the Depositary or the holders or owners of International Securities should be licensed, qualified or entitled to do business in India.

          23. None of the International Underwriters, purchasers or the Depositary is or will be resident, domiciled, carrying on business or subject to taxation in India by reason only of the entry into, performance and/or enforcement of the Principal Agreements.

          In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the International Underwriters at which the contents of the Registration Statement, the ADS Registration Statement, the International Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the ADS Registration Statement or the International Prospectus (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead such counsel to believe that either the Registration Statement or the ADS Registration Statement, or any amendments thereto, at the time the Registration Statement, the ADS
Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the International Prospectus, as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express its belief with respect to the financial statements or schedules or other financial and statistical data derived therefrom, included in the Registration Statement, the ADS Registration Statement or the International Prospectus or any amendments or supplements thereto).

          The opinions of M.G. Ramachandran and Nishith Desai Associates described in Section 8(e) above shall be rendered to you at the request of the Company and shall so state therein.

     F. You shall have received on the Closing Date an opinion (reasonably satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Latham & Watkins, United States counsel for the Company, to the effect that:

          1. This Agreement has been duly executed and delivered by the Company.

          2. The Deposit Agreement has been duly executed and delivered by the Company. Assuming the Deposit Agreement has been duly authorized by the Company, the Deposit Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

          3. Each of the Registration Statement, the ADS Registration Statement and the Rule 462(b) Registration Statement, if any, has been declared effective by the Commission under the Act, and the Form 8-A Registration Statement has been declared effective by the Commission under the Exchange Act. To our knowledge, no stop order suspending the effectiveness of either of the Registration Statement, the ADS Registration Statement, the Rule 462(b) Registration Statement, if any, or the Form 8-A Registration Statement has been issued under the Act or the Exchange Act, as applicable, and, to the knowledge of such counsel, no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the International Prospectus and any supplement thereto pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by such Rule 424(b).

          4. The Registration Statement, including any Rule 462(b) Registration Statement, the ADS Registration Statement, the International Prospectus, and each amendment or supplement to the Registration Statement and/or the ADS Registration Statement and the International Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or in exhibits to the Registration Statement or the ADS Registration Statement, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Act.

          5. The International Securities have been approved for inclusion on the Nasdaq National Market.

          6. The statements in the International Prospectus under the captions "Management--Certain Transactions," and "Taxation--United States Federal Taxation," insofar as such statements constitute matters of United States federal or state law, summaries of legal matters, documents or legal proceedings, or legal conclusions, has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

          7. To the knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement or the ADS Registration Statement, other than those disclosed therein.

          8. To the knowledge of such counsel, there are no existing instruments required to be described or referred to in the Registration Statement or the ADS Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

          9. No consent, approval, authorization or other order of, or registration or filing with, any United Sates federal or state court or other governmental authority or agency, is required for the Company's execution, delivery and performance of the Underwriting Agreement and the Deposit Agreement and consummation of the transactions contemplated thereby and by the International Prospectus, except as required under the Act, applicable United States state securities or blue sky laws and from the NASD (all of which have been made or obtained and are, to our knowledge, in full force and effect).

          10. The execution and delivery of this Agreement and the Deposit Agreement by the Company and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Underwriting Agreement and Deposit Agreement, as to which no opinion need be rendered) will not result in any violation of any United States federal or state law, administrative regulation or administrative or court decree applicable to the Company.

          11. The Company is not, and after receipt of payment for the International Securities will not be, an "investment company" within the meaning of Investment Company Act.

          12. The International Securities conform to the requirements of the Deposit Agreement and the Nasdaq National Market.

          In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the International Underwriters at which the contents of the Registration Statement, the ADS Registration Statement, the International Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the ADS Registration Statement or the International Prospectus (other than as specified above), and any supplements or amendments thereto, and have not made any independent check or verification thereof, and, during the course of such participation, no facts have come to their attention which would cause them to believe that either the Registration Statement or the ADS Registration Statement, or any amendments thereto, at the time the Registration Statement, the ADS Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the International Prospectus, as of its date or at the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express its belief with respect to the financial statements, notes, schedules or other financial and statistical data derived therefrom, included in, or omitted from, the Registration Statement, the ADS Registration Statement or the International Prospectus or any amendments or supplements thereto).

          The opinion of Latham & Watkins described in Section 8(f) above shall be rendered to you at the request of the Company and shall so state therein.

     G. You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Patterson, Belknap, Webb & Tyler LLP, counsel for the Depositary, to the effect that:

          1. the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and assuming the due authorization, execution and delivery by the Company, the Deposit Agreement constitutes a valid and binding obligation of the Depositary, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and

          2. when the ADRs have been duly executed and, if applicable, countersigned, and duly issued and delivered in accordance with the Deposit Agreement, the International Securities evidenced by the ADRs will be validly issued and will entitle the registered holders thereof to the rights specified in the ADRs and the Deposit Agreement.

     H. You shall have received on the Closing Date an opinion, dated the Closing Date, of Brobeck, Phleger & Harrison, LLP, United States counsel for the U.S. Underwriters, to the effect that:

          1. The statements in the U.S. Prospectus under the caption "Underwriting" insofar as such statements constitute matters of United States federal or state law, summaries of legal matters, documents or legal proceedings, or legal conclusions, have been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

          2. Each of the Registration Statement, the ADS Registration Statement and the Rule 462(b) Registration Statement, if any, has been declared effective by the Commission under the Act, and the Form 8-A Registration Statement has been declared effective by the Commission under the Exchange Act. To our knowledge, no stop order suspending the effectiveness of either of the Registration Statement, the ADS Registration Statement, the Rule 462(b) Registration Statement, if any, or the Form 8-A Registration Statement has been issued under the Act or the Exchange Act, as applicable, and, to the knowledge of such counsel, no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the U.S. Prospectus and any supplement thereto pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by such Rule 424(b).

          3. The Registration Statement, including any Rule 462(b) Registration Statement, the ADS Registration Statement, the U.S. Prospectus, and each amendment or supplement to the Registration Statement and/or the ADS Registration Statement and the U.S. Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or in exhibits to the Registration Statement or the ADS Registration Statement, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Act.

          4. To the knowledge of such counsel, there are no litigation or governmental proceedings pending or threatened to which the Company is or could be a party or to which any of its property is or could be subject that are required to be described in the Registration Statement or the U.S. Prospectus and are not so described, or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the U.S. Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

          In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement, the ADS Registration Statement, the International Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the ADS Registration Statement or the U.S. Prospectus (other than as specified above), and any supplements or amendments thereto, and have not made any independent check or verification thereof, and, during the course of such participation, no facts have come to their attention which would cause them to believe that either the Registration Statement or the ADS Registration Statement, or any amendments thereto, at the time the Registration Statement, the ADS Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the U.S. Prospectus, as of its date or at the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express its belief with respect to the financial statements, notes, schedules or other financial and statistical data derived therefrom, included in, or omitted from, the Registration Statement, the ADS Registration Statement or the U.S. Prospectus or any amendments or supplements thereto).

          In giving such opinions with respect to Section 8(i)(ii) Brobeck, Phleger & Harrison LLP may state that its opinion and belief are based upon their participation in the preparation of the Registration Statement, the ADS Registration Statement and U.S. Prospectus, and any amendment or supplements thereto, and review and discussion of the contents thereof, but are without independent check or verification except as specified.

     I. You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to you, from KPMG Peat Marwick, India, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

     J.  The Company shall have delivered to you the agreements specified in
     Section 2 hereof which agreements shall be in full force and effect on the Closing Date. K. The International Securities shall have been duly listed for quotation on the Nasdaq National Market.

     L. The Deposit Agreement shall be in full force and effect. The Depositary shall have furnished or caused to be furnished to you certificates satisfactory to you evidencing: (x) the deposit with the custodian named in the Deposit Agreement of the Equity Shares being so deposited against issuance of ADRs evidencing International Securities to be delivered by the Company at the Closing Date; (y) the execution, issuance, signature and delivery of ADRs evidencing the International Securities pursuant to the Deposit Agreement; and (z) such other matters related thereto as you may reasonably request.

     M. The Company shall not have failed on or prior to the Closing Date to perform or comply in any material respect with any of the agreements herein contained and required to be performed or complied with by the Company on or prior to the Closing Date.

          The several obligations of the International Underwriters to purchase any International Option Securities hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such International Option Securities and other matters related to the issuance of such International Option Securities.

IX. EFFECTIVENESS OF AGREEMENT AND TERMINATION. THIS AGREEMENT SHALL BECOME EFFECTIVE UPON THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY THE PARTIES HERETO.

     This Agreement may be terminated at any time on or prior to the Closing Date by you by written notice to the Company (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the International Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as on enterprise, whether or not arising in the ordinary course of business, or
(ii) if there has occurred any material adverse change in the financial markets in India or in the United States, Asian or international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the International Underwriters, impracticable to market the ADRs or to enforce contracts for the sale of the ADRs, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, the Nadaq National Market or any Indian authority, or if trading generally on the Nasdaq National Market or any Indian exchange has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any such exchange or by such system or by order of the Commission, the NASD or any other U.S. or Indian governmental authority, or (iv) if a banking moratorium has been declared by either Indian, U.S. federal or New York authorities, or (v) if exchange controls have been imposed by India on the U.S. dollar, or (vi) if there is a change, or an official announcement by a competent authority of a prospective change, in Indian or U.S. taxation adversely affecting the Company, the Equity Shares, the ADRs or the International Securities or the transfer thereof.

          If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the International Underwriters shall fail or refuse to purchase the Initial International Securities or International Option Securities, as the case may be, which it has or they have agreed to purchase hereunder on such date and the aggregate number of Initial International Securities or International Option Securities, as the case may be, which such defaulting Underwriter or International Underwriters agreed but failed or refused to purchase is not more than one-tenth of the total number of Initial International Securities or International Option Securities, as the case may be, to be purchased on such date by all International Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Initial International Securities set forth opposite its name in
Schedule I bears to the total number of Initial International Securities which all the non-defaulting International Underwriters have agreed to purchase, or in such other proportion as you may specify, to purchase the Initial International Securities or International Option Securities, as the case may be, which such defaulting Underwriter or International Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Initial International Securities or International Option Securities, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Initial International Securities or International Option Securities, as the case may be, without the written consent of such Underwriter. If on the Closing Date any Underwriter or International Underwriters shall fail or refuse to purchase Initial International Securities and the aggregate number of Initial International Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Initial International Securities to be purchased by all International Underwriters and arrangements satisfactory to you and the Company for purchase of such Initial International Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the International Prospectus or any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or International Underwriters shall fail or refuse to purchase Additional International Securities and the aggregate number of International Option Securities with respect to which such default occurs is more than one-tenth of the aggregate number of International Option Securities to be purchased on such date, the non-defaulting International Underwriters shall have the option to

(i) terminate their obligation hereunder to purchase such International Option Securities or (ii) purchase not less than the number of International Option Securities that such non-defaulting International Underwriters would have been obligated to purchase on such date in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

X. MISCELLANEOUS. NOTICES GIVEN PURSUANT TO ANY PROVISION OF THIS AGREEMENT SHALL BE ADDRESSED AS FOLLOWS: (I) IF TO THE COMPANY, TO SATYAM INFOWAY LIMITED, MAANASAROVAR TOWERS, 271-A, ANNA SALAI, TEYNAMPET, CHENNAI 600 015 INDIA, ATTENTION: CHIEF EXECUTIVE OFFICER, WITH A COPY TO LATHAM & WATKINS, 135 COMMONWEALTH DRIVE, MENLO PARK, CA 94025, ATTENTION: ANTHONY J. RICHMOND, ESQ., AND (II) IF TO ANY UNDERWRITER OR TO YOU, TO YOU C/O MERRILL LYNCH INTERNATIONAL & CO., NORTH TOWER, WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1201, ATTENTION: SYNDICATE DEPARTMENT, OR IN ANY CASE TO SUCH OTHER ADDRESS AS THE PERSON TO BE NOTIFIED MAY HAVE REQUESTED IN WRITING.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the several International Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the International Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, the Company, the officers or directors of the Company or any person controlling the Company, (ii) acceptance of the International Securities and payment for them hereunder. The respective agreements, covenants and indemnities set forth in Section 7 shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          If for any reason the International Securities or ADRs are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 9), the Company agrees to reimburse the several International Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof.
The Company also agrees to reimburse the several International Underwriters, their directors and officers and any persons controlling any of the International Underwriters for any and all fees and expenses (including, without limitation, the fees disbursements of counsel) incurred by them in connection with enforcing their rights hereunder (including, without limitation, pursuant to Section 7 hereof).

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the International Underwriters, the International Underwriters' directors and officers, any controlling persons referred to herein, the Company's directors and the Company's officers who sign the Registration Statement and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the International Securities from any of the several International Underwriters merely because of such purchase.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

          Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a New York office at 1633 Broadway, New York, New York 10019, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of New York.

          With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

          If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree and subject to receipt of any necessary approval of the Reserve Bank of India (which the Company hereby agrees to use its best efforts to obtain at the earliest possible date), to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures any Underwriter could purchase U.S. dollars with such other currency in New York City on the business day preceding that on which final judgment is given, net of any related fees on exchange.

          The obligation of the Company in respect of any sum due from the Company to any Underwriter, or of any Underwriter in respect of any sum due from such Underwriter to the Company shall, notwithstanding any judgment in a currency other than U.S. dollars, not be discharged until the first business day, following receipt by such Underwriter or the Company, respectively, of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter or the Company, respectively, may in accordance with normal banking procedures purchase U.S. dollars with such other currency; if the U.S. dollars so purchased are less than the sum originally due to such Underwriter or the Company, respectively, hereunder, the Company or any such Underwriter, respectively, agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or the Company, respectively, against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such Underwriter or the Company, respectively, hereunder, such Underwriter and the Company, respectively, agrees to pay to the Company or such Underwriter, respectively, an amount equal to the excess of the U.S. dollars to purchased over the sum originally due to such Underwriter or the Company, respectively, hereunder.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the several International Underwriters.

                                      Very truly yours,
                                      SATYAM INFOWAY LIMITED
                                      By:
                                         -----------------------------------
                                           Name:
                                           Title:
MERRILL LYNCH INTERNATIONAL
Salomon Brothers International Limited



By:    MERRILL LYNCH INTERNATIONAL

   By:
      -----------------------------------

                                  SCHEDULE I
                                  ----------



International Underwriters                        Number of Firm Shares
--------------------------                           to be Purchased
                                                     ---------------

Merrill Lynch (Singapore) Pte. Ltd.

Salomon Brothers International Limited



                                             Total
                                             -----

                                    Annex I
                                    -------

[Insert names of stockholders of the Company who will be required to sign lock ups]

                                       42